UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 28, 2007
COOPER TIRE & RUBBER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-04329	34-4297750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Lima Avenue, Findlay, Ohio		45840

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (419) 423-1321

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-3.1

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 28, 2007, the Board of Directors (the “Board”) of Cooper Tire & Rubber Company, a Delaware corporation (the “Company”), adopted, effective as of February 28, 2007, certain amended and restated Bylaws for the Company (the “Revised Bylaws”).
     Apart from non-substantive language and conforming changes and other technical and cross-reference edits, the Bylaws of the Company (which were last amended effective as of May 1, 2006) were amended and restated by the Company to implement a majority voting standard in connection with the stockholders’ election of Directors of the Company. Such changes include:
(i)	eliminating references to the election of directors by a plurality vote, except in the case of a contested election;

(ii)	requiring stockholder-nominated director nominees to represent and agree that they will, if elected as a director of the Company, abide by the majority voting and resignation requirements (described below) contained in the Revised Bylaws and the Company’s governance guidelines;

(iii)	requiring directors to be elected by the vote of the majority of the votes cast by stockholders at a meeting for the election of directors at which a quorum is present, except in the case of a contested election;

(iv)	requiring directors who are not reelected by a majority of votes to tender a resignation to the Company, which resignation will be considered by the Nominating and Governance Committee for acceptance;

(v)	requiring the Company to publicly disclose its decision whether to accept the director’s resignation and, if applicable, the reasons for rejecting the tendered resignation;

(vi)	setting forth the consequences of the Company’s acceptance or rejection of the tendered resignation; and

(vii)	allowing for conditional and irrevocable resignations.
     The Company intends to make corresponding changes to its governance guidelines. The foregoing is a brief description of the material amendments to the Company’s Bylaws and is qualified in its entirety by reference to the full text of the Revised Bylaws. This description should be read in conjunction with the Company’s Revised Bylaws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Number	Exhibit
3.1	Bylaws of Cooper Tire & Rubber Company (As Amended as of February 28, 2007)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY
By:	/s/ James E. Kline
	Name:	James E. Kline
	Title:	Vice President, General Counsel and Secretary

     Date: February 28, 2007

INDEX TO EXHIBITS

Number	Description
3.1	Bylaws of Cooper Tire & Rubber Company (As Amended as of February 28, 2007)

5